Registration No. 333- ________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ___________________________

                             NationsBank Corporation
             (Exact Name of Registrant as Specified in Its Charter)

         North Carolina                                    56-0906609
    (State or Other Jurisdiction                       (I.R.S. Employer
 of Incorporation or Organization)                     Identification No.)

      NationsBank Corporate Center                              28255
        100 North Tryon Street                                (Zip Code)
     Charlotte, North Carolina
(Address of Principal Executive Offices)

                          _____________________________

                 NationsBank Corporation Key Employee Stock Plan
                            (Full Title of the Plan)
                         ______________________________

                              PAUL J. POLKING, ESQ.
                                 General Counsel
                             NationsBank Corporation
                          NationsBank Corporate Center
                             100 North Tryon Street
                        Charlotte, North Carolina  28255
                     (Name and Address of Agent for Service)

                                 (704)  386-5000
          (Telephone Number, Including Area Code, of Agent for Service)
                               ___________________

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                 Proposed         Proposed
 Title of                        Maximum          Maximum
Securities      Amount           Offering         Aggregate     Amount of
   to be        to be            Price            Offering    Registration
Registered    Registered         Per Unit (1)     Price(1)         Fee
--------------------------------------------------------------------------------
Common Stock  40,000,000 shares   $77.53125   $3,101,250,000    $914,869
================================================================================

(1)Determined on the basis of the average of the high and low prices of the Common Stock reported on the New York Stock Exchange on June 30, 1998 in accordance with Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act.


                      STATEMENT UNDER GENERAL INSTRUCTION E
                      REGISTRATION OF ADDITIONAL SECURITIES

      This Registration Statement on Form S-8 registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 relating to the NationsBank Corporation Key Employee Stock Plan is effective. Accordingly, pursuant to General Instruction E to Form S-8, NationsBank Corporation (the "Registrant") hereby incorporates by reference herein the contents of such Registration Statement on Form S-8 (Registration No. 33-60695) and hereby deems such contents to be a part hereof, except as otherwise updated or modified by this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents, which have been heretofore filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein:

           (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1997;

           (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and Current Reports on Form 8-K filed January 14, 1998, January 22, 1998, February 3, 1998, March 13, 1998, March 23, 1998, April 15,
1998, April 16, 1998, April 17, 1998 (amended by Form 8-K/A-1 filed April 24, 1998 and Form 8-K/A-2 filed May 18, 1998), May 6, 1998, and May 13, 1998; and

          (c) The description of the Registrant's Common Stock contained in its registration statement filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating such description, including the Registrant's Current Report on Form 8-K filed January 22, 1998.

      All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effectiveness of this Registration Statement and prior to the filing of a post-effective amendment hereto that either indicates that all securities offered hereby have been sold or deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

      The Registrant will provide without charge to each participant in the NationsBank Corporation Key Employee Stock Plan, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference (other than exhibits to such documents which are not specifically incorporated by reference in such documents). Written requests for such copies should be directed to Charles J. Cooley, Principal Corporate Personnel Officer, NationsBank Corporation, NationsBank Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255. Telephone requests may be directed to (704) 386-5000.

Item 8.  Exhibits.

      The following exhibits are filed with or incorporated by reference in this Registration Statement.

Exhibit No.    Description of Exhibit
-----------    ----------------------

      5.1      Opinion  of  Paul  J.  Polking,  Esq.,  General  Counsel  of  the
               Registrant,   as  to  the  legality  of   the  securities   being
               registered.

    23.1       Consent of PricewaterhouseCoopers LLP.

    23.2       Consent of Ernst & Young LLP.

    23.3 Consent of Paul J. Polking, Esq., General Counsel of the Registrant (included in Exhibit 5.1).

    24.1       Power of Attorney and Certified Resolution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on July 7, 1998.

                              NATIONSBANK CORPORATION



                              By:   */s/ Hugh L. McColl, Jr.
                                   Hugh L. McColl, Jr.
                                   Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                        Title                    Date
     ---------                        -----                    ----

*/s/ Hugh L. McColl, Jr.      Chief Executive Officer       July 7, 1998
Hugh L. McColl, Jr.           and Director
                              (Principal Executive Officer)


*/s/ James H. Hance, Jr.      Vice Chairman, Chief          July 7, 1998
James H. Hance, Jr.           Financial Officer and
                              Director
                              (Principal Financial Officer)


*/s/ Marc D. Oken             Executive Vice President and  July 7, 1998
Marc D. Oken                  Chief Accounting Officer
                              (Principal Accounting Officer)


*/s/ Charles E. Rice          Chairman of the Board         July 7, 1998
Charles E. Rice               and Director


*/s/ Ray C. Anderson          Director                      July 7, 1998
Ray C. Anderson


*/s/ Rita Bornstein           Director                      July 7, 1998
Rita Bornstein


*/s/ B.A. Bridgewater, Jr.    Director                      July 7, 1998
B. A. Bridgewater, Jr.


                              Director                      July _, 1998
Thomas E. Capps


                              Director                      July _, 1998
Alvin R. Carpenter


                              Director                      July _, 1998
Charles W. Coker


*/s/ Thomas G. Cousins        Director                      July 7, 1998
Thomas G. Cousins


*/s/ Andrew B. Craig, III     Director                      July 7, 1998
Andrew B. Craig, III


*/s/ Alan T. Dickson          Director                      July 7, 1998
Alan T. Dickson


*/s/ Paul Fulton              Director                      July 7, 1998
Paul Fulton


*/s/ C. Ray Holman            Director                      July 7, 1998
C. Ray Holman



*/s/ W. W. Johnson            Director                      July 7, 1998
W. W. Johnson


*/s/ Kenneth D. Lewis         President and Director        July 7, 1998
Kenneth D. Lewis


*/s/ Russell W. Meyer, Jr.    Director                      July 7, 1998
Russell W. Meyer, Jr.


*/s/ Richard B. Priory        Director                      July 7, 1998
Richard B. Priory


*/s/ John C. Slane            Director                      July 7, 1998
John C. Slane


*/s/ O. Temple Sloan, Jr.     Director                      July 7, 1998
O. Temple Sloan, Jr.


*/s/ Meredith R. Spangler     Director                      July 7, 1998
Meredith R. Spangler


*/s/ Albert E. Suter          Director                      July 7, 1998
Albert E. Suter


*/s/ Ronald Townsend          Director                      July 7, 1998
Ronald Townsend


*/s/ Jackie M. Ward           Director                      July 7, 1998
Jackie M. Ward




*/s/ John A. Williams         Director                      July 7, 1998
John A. Williams


*/s/ Virgil R. Williams       Director                      July 7, 1998
Virgil R. Williams



*By:  /s /  Charles M. Berger
         Charles M. Berger
         Attorney-in-Fact



                                INDEX TO EXHIBITS



Exhibit No.    Description of Exhibit
-----------    ----------------------

     5.1       Opinion  of  Paul  J.  Polking,  Esq.,  General  Counsel  of  the
               Registrant,   as  to  the  legality  of   the  securities   being
               registered.

    23.1       Consent of PricewaterhouseCoopers LLP.

    23.2       Consent of Ernst & Young LLP.

    23.3       Consent  of   Paul  J.  Polking, Esq.,  General  Counsel  of  the
               Registrant (included in Exhibit 5.1).

    24.1       Power of Attorney and Certified Resolution.

Paul J. Polking
Executive Vice President and General Counsel
NationsBank Corporation
NationsBank Corporate Center, NC1-007-20-01
Charlotte, NC 28255



                                                                     Exhibit 5.1


July 7, 1998


Board of Directors
NationsBank Corporation
NationsBank Corporate Center
Charlotte, North Carolina 28255


Ladies and Gentlemen:

In connection with the proposed registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares (the "Shares") of the common stock of NationsBank Corporation (the "Common Stock") to be issued pursuant to the terms of the NationsBank Corporation Key Employee Stock Plan (the "Plan"), I have examined such corporate records and other documents, including the Registration Statement on Form S-8 (the "Registration Statement") and Prospectus relating to the Shares, and have reviewed such matters of law as I have deemed necessary or appropriate for this opinion. I have also examined a prior NationsBank Corporation Registration Statement on Form S-8 (Registration No. 33-60695) relating to the issuance of up to 28,000,000 shares of Common Stock pursuant to the Plan. Based on such examination and review, it is my opinion that the Shares have been duly and validly authorized and, when issued and paid for in accordance with and upon the terms and conditions of the Plan, will be validly issued, fully paid and nonassessable.

I consent to be named in the Registration Statement as the attorney who passed upon the legality of the Shares, and to the filing of a copy of this opinion as an exhibit to the Registration Statement.

Very truly yours,

/s/ Paul J. Polking

Paul J. Polking

                                                  Exhibit 23.1



               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 9, 1998, which appears on page 46 of the NationsBank Corporation Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the incorporation by reference of our report dated April 13, 1998, which appears on page 75 of the NationsBank Corporation Current Report on Form 8-K filed April 16, 1998.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Charlotte, North Carolina
July 7, 1998
                                             Exhibit 23.2



                CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of NationsBank Corporation dated July 7, 1998 of our report dated January 20, 1998, with respect to the consolidated financial statements of BankAmerica Corporation incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

San Francisco, California
July 7, 1998

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles
M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) one or more Registration Statements of NationsBank Corporation on Form S-8 relating to the issuance of up to 79,500,000 shares of the Common Stock of NationsBank Corporation pursuant to the NationsBank Corporation Key Employee Stock Plan and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statements"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statements under such securities laws, regulations or requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statements under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

      IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                              NATIONSBANK CORPORATION


                              By:  /s/  Hugh L. McColl, Jr.
                                   Hugh L. McColl, Jr.
                                   Chief Executive Officer
Dated:   June 24, 1998

       Signature                        Title                         Date
       ---------                        -----                         ----

/s/   Hugh L. McColl, Jr.      Chief Executive Officer and       June 24, 1998
Hugh L. McColl, Jr.            Director
                               (Principal Executive Officer)


/s/  James H. Hance, Jr.       Vice Chairman, Chief              June 24, 1998
James H. Hance, Jr.            Financial Officer and Director
                               (Principal Financial Officer)


/s/  Marc D. Oken              Executive Vice President and      June 24, 1998
Marc D. Oken                   Chief Accounting Officer
                               (Principal Accounting Officer)


/s/  Charles E. Rice           Chairman of the Board             June 24, 1998
Charles E. Rice                and Director


/s/  Ray C. Anderson           Director                          June 24, 1998
Ray C. Anderson


/s/  Rita Bornstein            Director                          June 24, 1998
Rita Bornstein


/s/  B. A. Bridgewater, Jr.    Director                          June 24, 1998
B. A. Bridgewater, Jr.


                               Director                          June   , 1998
Thomas E. Capps


                               Director                          June   , 1998
Alvin R. Carpenter


                               Director                          June   , 1998
Charles W. Coker


/s/  Thomas G. Cousins         Director                          June 24, 1998
Thomas G. Cousins


/s/  Andrew B. Craig, III      Director                          June 24, 1998
Andrew B. Craig, III

/s/  Alan T. Dickson           Director                          June 24, 1998
Alan T. Dickson


/s/  Paul Fulton               Director                          June 24, 1998
Paul Fulton


/s/  C. Ray Holman             Director                          June 24, 1998
C. Ray Holman


/s/  W. W. Johnson             Director                          June 24, 1998
W. W. Johnson


/s/  Kenneth D. Lewis          President and Director            June 24, 1998
Kenneth D. Lewis


/s/  Russell W. Meyer, Jr.     Director                          June 24, 1998
Russell W. Meyer, Jr.


/s/  Richard B. Priory         Director                          June 24, 1998
Richard B. Priory


/s/  John C. Slane             Director                          June 24, 1998
John C. Slane


/s/  O. Temple Sloan, Jr.      Director                          June 24, 1998
O. Temple Sloan, Jr.


/s/  Meredith R. Spangler      Director                          June 24, 1998
Meredith R. Spangler


/s/  Albert E. Suter           Director                          June 24, 1998
Albert E. Suter


/s/  Ronald Townsend           Director                          June 24, 1998
Ronald Townsend


/s/  Jackie M. Ward            Director                          June 24, 1998
Jackie M. Ward


/s/  John A. Williams          Director                          June 24, 1998
John A. Williams


/s/  Virgil R. Williams        Director                          June 24, 1998
Virgil R. Williams


                             NationsBank Corporation

                    Extract of Board of Director Resolutions

                                  June 24, 1998

      RESOLVED, that James W. Kiser and Charles M. Berger be, and each of them with full power to act without the other hereby is, authorized and empowered to sign the aforesaid Registration Statements [relating to the NationsBank Corporation Key Employee Stock Plan] and any amendment or amendments thereto (including any post-effective amendments) on behalf of and as attorneys for the Corporation and on behalf of and as attorneys for any of the following: the Chief Executive Officer, the Principal Financial Officer, the Principal Accounting Officer and any other officer of the Corporation.




                            CERTIFICATE OF SECRETARY
                            ------------------------

      I, ALLISON L. GILLIAM, Assistant Secretary of NationsBank Corporation, a corporation duly organized and existing under the laws of the State of North Carolina, do hereby certify that the foregoing is a true and correct extract of resolutions duly adopted by a majority of the entire Board of Directors of said Corporation at a meeting of said Board of Directors held on June 24, 1998, at which meeting a quorum was present and acted throughout and that said resolution is in full force and effect and has not been amended or rescinded as of the date hereof.

      IN WITNESS WHEREOF, I have hereupon set my hand and affixed the seal of said corporation this 7th day of July, 1998.



(SEAL)



                                   /s/ Allison L Gilliam
                                   Allison L. Gilliam
                                   Assistant Secretary